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                                                      Exhibit 24.1


                          POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each of the undersigned directors and/or officers of Blyth Industries, Inc., a Delaware corporation (the "Company"), which is about to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended (the "Securities Act"), a Registration Statement for the registration of up to 335,000 shares of common stock, par value $0.02 per share, of the Company (the "Registration Statement"), constitutes and appoints each of ROBERT B. GOERGEN, HOWARD E. ROSE and BRUCE D. KREIGER his or her true and lawful attorney-in-fact and agent, with the full power of substitution, for him or her in any and all capacities, to sign the Registration Statement and any and all amendments (including post-effective amendments) or supplements to the Registration Statement and to file the same, with all exhibits thereto (including, without limitation, this power of attorney) and other instruments and documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing necessary and appropriate to be done with respect to the Registration Statement or any amendments or supplements thereto, including without limitation to make any and all state securities law or blue sky filings, hereby ratifying and confirming all that each said attorney-in-fact and agent, or his substitutes, may lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, each of the undersigned has set his or her hand this eighth day of April, 1997.

    Signature                           Title                          Date
    ---------                           -----                          ----

 /s/ Robert B. Goergen            Chairman, Chief Executive        April 8, 1997
 ------------------------------   Officer and President, Director
     Robert B. Goergen            (Principal Executive Officer)

 /s/ Howard E. Rose               Vice President and Chief         April 8, 1997
 ------------------------------   Financial Officer
     Howard E. Rose               (Principal Financial and
                                  Accounting Officer)

 /s/ Roger A. Anderson            Director                        April 8, 1997
 ------------------------------
     Roger A. Anderson


 /s/ John W. Burkhart             Director                        April 8, 1997
 ------------------------------
     John W. Burkhart


 /s/ Pamela M. Goergen            Director                        April 8, 1997
 ------------------------------
     Pamela M. Goergen


 /s/ Neal I. Goldman              Director                        April 8, 1997
 ------------------------------
     Neal I. Goldman


 /s/ Roger H. Morley              Director                        April 8, 1997
 ------------------------------
     Roger H. Morley


 /s/ John E. Preschlack           Director                        April 8, 1997
 ------------------------------
     John E. Preschlack


 /s/ Frederick H. Stephens, Jr.   Director                        April 8, 1997
 ------------------------------
    Frederick H. Stephens, Jr.